Quarterly Holdings Report
for
Fidelity® MSCI Communication Services Index ETF
April 30, 2024
T09-NPRT3-0624
1.9584818.110

Schedule of Investments April 30, 2024 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 96.8%
		Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES – 10.1%
Alternative Carriers – 1.3%
Anterix, Inc. (a)		13,432	$ 423,377
Cogent Communications Holdings, Inc.		44,703	2,869,039
Globalstar, Inc. (a)		777,318	1,002,740
Iridium Communications, Inc.		113,867	3,505,965
Liberty Global Ltd. Class C (a)		188,541	3,086,416
Liberty Latin America Ltd. Class A (a)		35,859	270,735
Liberty Latin America Ltd. Class C (a)		131,742	993,335
Lumen Technologies, Inc. (a)		1,031,886	1,227,944
			13,379,551
Cable & Satellite – 0.2%
EchoStar Corp. Class A (a)		121,790	1,947,422
Integrated Telecommunication Services – 8.6%
AT&T, Inc.		2,199,088	37,142,596
ATN International, Inc.		11,080	211,406
Consolidated Communications Holdings, Inc. (a)		76,455	330,286
Frontier Communications Parent, Inc. (a)		188,102	4,352,680
IDT Corp. Class B		16,880	599,915
Shenandoah Telecommunications Co.		48,502	621,796
Verizon Communications, Inc.		1,148,814	45,366,665
			88,625,344
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES	103,952,317
ENTERTAINMENT – 18.4%
Interactive Home Entertainment – 3.4%
Electronic Arts, Inc.		109,755	13,919,129
ROBLOX Corp. Class A (a)		257,592	9,159,972
Take-Two Interactive Software, Inc. (a)		84,716	12,098,292
			35,177,393
Movies & Entertainment – 15.0%
AMC Entertainment Holdings, Inc. Class A (a)		201,322	589,873
Atlanta Braves Holdings, Inc. Class A (a)		6,922	279,233
Atlanta Braves Holdings, Inc. Class C (a)		48,999	1,834,033
Cinemark Holdings, Inc. (a)		111,937	1,918,600
Endeavor Group Holdings, Inc. Class A		183,972	4,858,701
Eventbrite, Inc. Class A (a)		82,551	435,869
IMAX Corp. (a)		47,222	756,024
Liberty Media Corp.-Liberty Formula One Class C (a)		142,026	9,937,559

		Shares	Value

Liberty Media Corp.-Liberty Live Class A (a)		20,788	$ 745,458
Liberty Media Corp.-Liberty Live Class C (a)		48,764	1,819,872
Lions Gate Entertainment Corp. Class A (a)		55,277	557,745
Lions Gate Entertainment Corp. Class B (a)		131,891	1,243,732
Live Nation Entertainment, Inc. (a)		109,087	9,698,925
Madison Square Garden Entertainment Corp. (a)		39,959	1,564,395
Madison Square Garden Sports Corp. (a)		15,879	2,952,224
Marcus Corp.		24,190	315,438
Netflix, Inc. (a)		79,651	43,859,027
Roku, Inc. (a)		119,884	6,912,511
Sphere Entertainment Co. (a)		25,988	1,009,894
TKO Group Holdings, Inc.		67,020	6,344,783
Vivid Seats, Inc. Class A (a)		68,458	360,089
Walt Disney Co.		416,797	46,306,147
Warner Bros Discovery, Inc. (a)		1,235,799	9,095,481
			153,395,613
TOTAL ENTERTAINMENT	188,573,006
INTERACTIVE MEDIA & SERVICES – 49.7%
Interactive Media & Services – 49.7%
Alphabet, Inc. Class A (a)		823,987	134,128,604
Alphabet, Inc. Class C (a)		653,435	107,581,538
Angi, Inc. (a)		81,142	171,210
Bumble, Inc. Class A (a)		97,914	988,931
Cargurus, Inc. (a)		88,615	1,990,293
Cars.com, Inc. (a)		64,123	1,071,495
fuboTV, Inc. (a)		302,467	429,503
IAC, Inc. (a)		77,793	3,699,835
Match Group, Inc. (a)		237,853	7,330,629
MediaAlpha, Inc. Class A (a)		21,507	435,517
Meta Platforms, Inc. Class A		491,377	211,375,644
Nextdoor Holdings, Inc. (a)		158,289	322,910
Pinterest, Inc. Class A (a)		329,233	11,012,844
QuinStreet, Inc. (a)		52,963	958,101
Shutterstock, Inc.		25,459	1,087,354
Snap, Inc. Class A (a)		833,568	12,545,198
Taboola.com Ltd. (a)		137,403	577,093
TripAdvisor, Inc. (a)		109,288	2,877,553
Vimeo, Inc. (a)		145,519	522,413
Yelp, Inc. (a)		66,332	2,669,200
Ziff Davis, Inc. (a)		47,024	2,356,373
ZipRecruiter, Inc. Class A (a)		66,244	680,988
ZoomInfo Technologies, Inc. (a)		278,436	4,415,995
TOTAL INTERACTIVE MEDIA & SERVICES	509,229,221

Quarterly Report	2

Common Stocks – continued
	Shares	Value
MEDIA – 15.3%
Advertising – 4.1%
Advantage Solutions, Inc. (a)	116,846	$ 497,764
Boston Omaha Corp. Class A (a)	24,981	385,707
Clear Channel Outdoor Holdings, Inc. (a)	269,112	374,066
Entravision Communications Corp. Class A	64,609	135,033
Integral Ad Science Holding Corp. (a)	72,840	698,536
Interpublic Group of Cos., Inc.	292,945	8,917,246
Magnite, Inc. (a)	126,890	1,120,439
Omnicom Group, Inc.	122,912	11,411,150
PubMatic, Inc. Class A (a)	42,553	954,889
Stagwell, Inc. (a)	92,532	550,565
TechTarget, Inc. (a)	26,160	719,400
Thryv Holdings, Inc. (a)	34,157	785,952
Trade Desk, Inc. Class A (a)	185,177	15,341,914
		41,892,661
Broadcasting – 2.7%
AMC Networks, Inc. Class A (a)	29,531	313,619
EW Scripps Co. Class A (a)	59,654	224,299
Fox Corp. Class A	252,504	7,830,149
Fox Corp. Class B	144,564	4,146,096
Gray Television, Inc.	84,096	483,552
iHeartMedia, Inc. Class A (a)	101,232	212,587
Nexstar Media Group, Inc.	34,652	5,546,399
Paramount Global Class B	498,797	5,681,298
Sinclair, Inc.	32,293	397,204
TEGNA, Inc.	191,380	2,610,423
		27,445,626
Cable & Satellite – 6.8%
Altice USA, Inc. Class A (a)	205,845	397,281
Cable One, Inc.	4,603	1,812,892
Charter Communications, Inc. Class A (a)	46,158	11,813,678
Comcast Corp. Class A	1,127,913	42,984,764
Liberty Broadband Corp. Class C (a)	122,063	6,070,193
Liberty Media Corp.-Liberty SiriusXM Class C (a)	167,395	4,027,524
Sirius XM Holdings, Inc.	785,272	2,308,700
		69,415,032

		Shares	Value

Publishing – 1.7%
John Wiley & Sons, Inc. Class A		44,593	$ 1,675,359
New York Times Co. Class A		158,746	6,830,840
News Corp. Class A		338,686	8,060,727
Scholastic Corp.		25,969	925,016
			17,491,942
TOTAL MEDIA	156,245,261
WIRELESS TELECOMMUNICATION SERVICES – 3.3%
Wireless Telecommunication Services – 3.3%
GCI Liberty, Inc. Class A (Escrow) (a)(b)		40,953	0
Gogo, Inc. (a)		65,296	591,582
Telephone & Data Systems, Inc.		103,005	1,612,028
T-Mobile U.S., Inc.		187,134	30,721,789
U.S. Cellular Corp. (a)		15,976	580,887
TOTAL WIRELESS TELECOMMUNICATION SERVICES	33,506,286
TOTAL COMMON STOCKS (Cost $914,429,049)			991,506,091
Money Market Fund – 0.3%

State Street Institutional Treasury Plus Money Market Fund 5.24% (c) (Cost $2,790,000)		2,790,000	2,790,000
TOTAL INVESTMENT IN SECURITIES – 97.1% (Cost $917,219,049)	994,296,091
NET OTHER ASSETS (LIABILITIES) (d) – 2.9%	29,481,177
NET ASSETS – 100.0%	$1,023,777,268

Legend
(a)	Non-income producing.
(b)	Level 3 security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	Includes $1,733,800 of cash collateral to cover margin requirements for futures contracts.
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P Communication Service Select Sector Index Contracts (United States)	307	June 2024	31,459,825	(190,729)	(190,729)
Micro E-mini S&P MidCap 400 (United States)	3	June 2024	863,160	3	3
Total Equity Index Contracts					$(190,726)
The notional amount of futures purchased as a percentage of Net Assets is 3.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Quarterly Report	4

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
5	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
Quarterly Report	6